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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 6, 2002

                          BioMarin Pharmaceutical Inc.
             (Exact name of registrant as specified in its charter)


          Delaware                         000-26727          68-0397820
(State or other jurisdiction of        (Commission        (IRS Employer
   incorporation or organization)         File Number        Identification No.)


371 Bel Marin Keys Boulevard, Suite 210, Novato, CA             94949
(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code:  (415) 884-6700


                               Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

     On February 7, 2002, BioMarin Pharmaceutical Inc. (the "Registrant") announced that it has reached a definitive agreement to acquire all of the outstanding shares of Glyko Biomedical Ltd. ("Glyko Biomedical"). Glyko Biomedical's principal asset is a 22% ownership interest in the capital stock of the Registrant.

     Under the terms of the acquisition agreement among the Registrant, Glyko Biomedical and a Canadian subsidiary of BioMarin, Glyko Biomedical's common shareholders will be entitled to receive 11,367,617 shares of the Registrant in exchange for the acquisition of all of the outstanding shares of Glyko Biomedical by the BioMarin subsidiary.

     The board of directors of Glyko Biomedical has unanimously approved the transaction and agreed to recommend to its shareholders that they vote in favor of the transaction. The acquisition is subject to the approval of shareholders of the Registrant and Glyko Biomedical as well as legal and regulatory approvals including, without limitation, court approval in Canada. Shareholders holding approximately 27.3% of the outstanding shares of Glyko Biomedical, including all of the directors of Glyko Biomedical, have agreed, subject to certain conditions, to vote in favor of the transaction. The transaction is also contingent on satisfying certain other conditions.

     The Registrant's press release issued on February 7, 2002 is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

              Not Applicable.

         (b)  Pro Forma Financial Information.

              Not Applicable.

         (c)  Exhibits.

              Exhibit 99.1   Press Release of the Registrant dated
                             February 7, 2002


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             BioMarin Pharmaceutical Inc.,
                             a Delaware corporation


Date: February 7, 2002       By:    /s/ Christopher M. Starr
                               -------------------------------------------------
                                 Christopher M. Starr
                                 Senior Vice President, Research and Development



                                  EXHIBIT INDEX

Exhibit No.           Description

Exhibit 99.1          Press Release of the Registrant dated February 7, 2002


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                                                                    Exhibit 99.1


BioMarin to Consolidate Share Structure by Acquiring Glyko Biomedical

NOVATO, Calif., Feb 7, 2002 /PRNewswire-FirstCall via COMTEX/ --

Glyko Biomedical Shareholders to Become Direct Stockholders of BioMarin

BioMarin Pharmaceutical Inc. (Nasdaq and SWX New Market: BMRN) today announced that it has signed a definitive agreement to acquire all of the outstanding shares of Glyko Biomedical Ltd. (TSE: GBL). Glyko Biomedical's principal asset is a 22% ownership interest in the capital stock of BioMarin.

Fredric D. Price, BioMarin's Chairman and Chief Executive Officer, said, "Acquiring Glyko Biomedical solidifies BioMarin's share structure and simultaneously provides Glyko Biomedical's shareholders with increased liquidity. Glyko Biomedical played an integral role as the lead investor in BioMarin at our inception, and we look forward to their shareholders becoming direct stockholders of BioMarin.

"The number of outstanding common shares of BioMarin is not affected by this transaction. Essentially, we will provide new shares of BioMarin to Glyko Biomedical shareholders and will retire the shares of BioMarin that Glyko Biomedical currently holds," Mr. Price added.

Terms of the Agreement

Glyko Biomedical owns 11,367,617 shares of BioMarin. Under the terms of the acquisition agreement among BioMarin, Glyko Biomedical and a Canadian subsidiary of BioMarin, Glyko Biomedical's common shareholders will be entitled to receive 11,367,617 shares of BioMarin in exchange for the acquisition of all of the outstanding shares of Glyko Biomedical by the BioMarin subsidiary.

The board of directors of Glyko Biomedical has unanimously approved the transaction and agreed to recommend to its shareholders that they vote in favor of the transaction. The acquisition is subject to the approval of shareholders of BioMarin and Glyko Biomedical as well as legal and regulatory approvals including, without limitation, court approval in Canada. Shareholders holding approximately 27.3% of the outstanding shares of Glyko Biomedical, including all of the directors of Glyko Biomedical, have agreed, subject to certain conditions, to vote in favor of the transaction. The transaction is also contingent on satisfying certain other conditions.

Subject to receipt of necessary approvals, the transaction is expected to close within 90 days. UBS Warburg acted as financial advisor to BioMarin with regard to this transaction.
BioMarin specializes in the development and commercialization of therapeutic enzyme products to treat serious, life-threatening diseases and other conditions.

This press release contains forward-looking statements about the business prospects of BioMarin Pharmaceutical Inc. and a proposed transaction between BioMarin and Glyko Biomedical Ltd. These forward-looking statements are predictions and involve risks and uncertainties such that actual results may


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differ materially from these statements. Results may differ materially and risk factors are detailed in BioMarin's filings with the Securities and Exchange Commission such as 10Q, 10K and 8K reports. Stockholders are urged not to place undue reliance on forward-looking statements, which speak only as of the date hereof. BioMarin is under no obligation, and expressly disclaims any obligation, to update or alter any forward-looking statement, whether as a result of new information, future events or otherwise.

     Contact:
     Jeremy T. Price
     Manager, Investor Relations
     BioMarin Pharmaceutical Inc.
     (415) 884-6777

     Sharon Karlsberg
     Vice President
     Feinstein Kean Healthcare
    (617) 577-8110

MAKE YOUR OPINION COUNT - Click Here
http://tbutton.prnewswire.com/prn/11690X77621543 SOURCE BioMarin Pharmaceutical Inc.
CONTACT: Jeremy T. Price, Manager, Investor Relations of BioMarin Pharmaceutical Inc., +1-415-884-6777; or Sharon Karlsberg, Vice President of Feinstein Kean Healthcare, +1-617-577-8110 (BMRN GBL.)

http://www.prnewswire.com

Copyright (C) 2002 PR Newswire. All rights reserved.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding BioMarin Pharmaceutical Inc.'s business which are not historical facts are "forward-looking statements" that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" in the Company's Annual Report or Form 10-K for the most recently ended fiscal year.